                                   FIFTH AMENDMENT
                                          TO
                                   CREDIT AGREEMENT


     This Fifth Amendment is made this 30th day of June, 1998, by and between ULTIMATE ELECTRONICS, INC., a Delaware corporation (the "Borrower"), NORWEST BANK COLORADO, NATIONAL ASSOCIATION (the "Lender") and NORWEST BUSINESS CREDIT, INC, a Minnesota corporation, as administrative agent for the Lender (the "Administrative Agent").

                                       RECITALS

     The Borrower, the Lender and the Administrative Agent entered into a Credit Agreement dated as of November 21, 1996, as amended (the "Credit Agreement").

     The Borrower has requested that the Lender change a certain covenant in the Credit Agreement. The Lender is willing to do so on the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1. Section 6.13 of the Credit Agreement is hereby amended by amending subsection (b) thereto to read in its entirety as follows:

          "(b) Maintain during each of the periods set forth below, a minimum Net Worth calculated as at the end of each month in such period in an amount which is greater than or equal to the amount set forth opposite such period; PROVIDED THAT the minimum Net Worth that the Borrower is required to maintain shall be increased by the sum of 100% of the net proceeds received by the Borrower for the sale of any equity securities after the date of this Agreement:

          Period                                Minimum Net Worth
          ------                                -----------------
     May 1, 1998 to and including                      $41,950,000
          May 31, 1998

     June 1, 1998 to and including                     $41,400,000
          June 30, 1998

     July 1, 1998 to and including                     $41,250,000
          July 31, 1998

     August 1, 1998 to and including                   $41,500,000
          August 31, 1998

     September 1, 1998 to and including                $41,625,000
          September 30, 1998"

     2. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.

     3. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof.

     4. NO WAIVER. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     5. RELEASE. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

                              ULTIMATE ELECTRONICS, INC.


                              By: /s/ Alan E. Kessock
                                 ---------------------------------------
                              Its: Vice President of Finance
                                   -------------------------------------

                              NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                              By: /s/ Karen D. Hardy
                                 ---------------------------------------
                              Its: Vice President
                                   -------------------------------------

                              NORWEST BUSINESS CREDIT, INC.


                              By: /s/ Pamela Klempel
                                 ---------------------------------------
                              Its: Assistant Vice President
                                   -------------------------------------


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